     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 20, 2004


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 19, 2004


                            W. R. BERKLEY CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                                            0-7849                    22-1867895
---------------                                  ----------------            ------------------
(State or other                                  (Commission File              (IRS Employer
jurisdiction of                                        Number)               Identification No.)
 incorporation)

      475 STEAMBOAT ROAD, GREENWICH, CT                                            06830
    ------------------------------------                                        ------------
(Address of principal executive offices)                                         (Zip Code)

Registrant's telephone number, including area code:             (203) 629-3000
                                                                --------------


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

        Certain exhibits are filed herewith in connection with the Prospectus Supplement dated August 19, 2004 to the Prospectus dated December 23, 2003, filed as part of the Registration Statement on Form S-3 (Registration No. 333-109621; declared effective on December 23, 2003) filed by W. R. Berkley Corporation (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York, as trustee (the "Trustee").

        On August 19, 2004, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. Pursuant to the Underwriting Agreement, the Company is issuing $150,000,000 principal amount of its 6.150% Senior Notes due 2019 (the "Securities") under the Indenture, as amended by a Third Supplemental Indenture, to be dated as of August 24, 2004 (the "Third Supplemental Indenture"). The Underwriting Agreement, the form of the Indenture and the Third Supplemental Indenture, an opinion of Willkie Farr & Gallagher LLP, counsel to the Company, and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the form of the Third Supplemental Indenture.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial statements of businesses acquired:

               None.

        (b)  Pro forma financial information:

               None.

        (c)  Exhibits:

               1 Underwriting Agreement, dated as of August 19, 2004, between the Company and Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc.

               4.1   Form of Indenture between the Company and the Trustee*

               4.2 Form of Third Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A

               5.1 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the securities

               12    Computation of Earnings to Fixed Charges Ratio

               23.1  Consent of Willkie Farr & Gallagher LLP (included in
                     Exhibit 5.1 hereto)

* Incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, dated February 11, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By       /s/  Ira S. Lederman
                                           ------------------------------------
                                           Name:  Ira. S. Lederman
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary


Date:  August 20, 2004

                                  EXHIBIT INDEX


Exhibit:
-------

1        Underwriting Agreement, dated as of August 19, 2004, between the
         Company and Morgan Stanley & Co. Incorporated and Deutsche Bank
         Securities Inc.

4.1      Form of Indenture between the Company and the Trustee*

4.2      Form of Third Supplemental Indenture between the Company and the
         Trustee, including form of the securities as Exhibit A

5.1 Opinion of Willkie Farr & Gallagher LLP regarding the legality of the securities

12       Computation of Earnings to Fixed Charges Ratio

23.1 Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto)



* Incorporated by reference from Exhibit 4.1 to the Company's Current Report on Form 8-K, dated February 11, 2003.